Exhibit 99.1

Corporate Presentation June 2018 NASDAQ: RGSE

# Forward Looking Statements

RGS RETHINK YOUR ROOF
NASDAQ: RGSE

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the RGS Energy's results of operations and financial positions, and RGS Energy's business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words "plan," "future," "may," "will," "expect," "will," and "estimate" and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: RGS Energy's ability to successfully and timely commercialize POWERHOUSE™ 3.0; the ability to obtain requisite UL certification of POWERHOUSE™ 3.0; the adequacy of, and access to, capital necessary to commercialize POWERHOUSE™ 3.0; RGS Energy's ability to satisfy the conditions and our obligations under the POWERHOUSE™ 3.0 license agreement; RGS Energy's ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; cost and availability of raw materials; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; the potential impact of the announcement of RGS Energy's expansion into the POWERHOUSE™ 3.0 business with employees, suppliers, customers and competitors; RGS Energy's ability to successfully and timely expand its POWERHOUSE™ 3.0 business outside of the United States; foreign exchange risks associated with the POWERHOUSE™ 3.0 business; intellectual property infringement claims and warranty claims related to the POWERHOUSE™ 3.0 business; competition in the built-in photovoltaic solar system business; the impact of POWERHOUSE™ on RGS Energy's stock price and financial performance; the actual price of POWERHOUSE™ and installation thereof; demand for POWERHOUSE™; RGS Energy's ability to realize revenue from written reservations for initial POWERHOUSE™ deliveries; RGS Energy's ability to obtain future written reservations for POWERHOUSE™ deliveries; RGS Energy's ability to realize revenue from sales of Powerhouse arising from the California Energy Commissions' mandate for solar systems with new home building commencing in 2020 and similar mandates and programs; rules, regulations and policies pertaining to electricity pricing and technical interconnection of customer-owned electricity generation such as net energy metering; the continuation and level of government and utility incentives for solar energy; changes in general economic, business and political conditions, including tariffs on imported solar cells and changes in the financial markets; RGS Energy's stock price and shareholders' value; costs associated with the operational realignment; RGS Energy's ability to satisfy the conditions to receive the $5,000,000 underlying the investor promissory notes; RGS Energy's ability to satisfy equity conditions and other covenants in the transaction documents for the offering of convertible notes due April 9, 2019, including, without limitations, obtaining shareholder approval as described above; whether RGS Energy will receive any proceeds from the exercise of warrants; and other risks and uncertainties included in the Company's filings with the Securities and Exchange Commission.

You should read the section entitled "Risk Factors" in our 2017 Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission, which identifies certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

RGS Energy is the Company's registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name "Real Goods Solar, Inc."

**© Copyright 2018-2017 Real Goods Solar, Inc. All Rights Reserved.**

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NASDAQ: RGSE We’ve Reinvented the Company Exclusive worldwide manufacturer of POWERHOUSE™, an innovative and visually stunning in - roof solar shingle using technology developed by The Dow Chemical Company America’s Original Solar Company: 40 - years selling, designing and installing residential & commercial, solar systems HQ in Denver, Colorado – ~130 employees across U.S. 3 POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

# Key Stats & Company Update: NASDAQ (RGSE)

RGS RETHINK YOUR ROOF
NASDAQ: RGSE

| | |
|---|---|
| **Stock Price** *(06/06/2018)* | ***$1.17*** |
| 52 Week Low-High | *$0.60 - $3.25* |
| Avg. Vol. *(50-day)* | *563,942* |
| Shares Outstanding [1] | *~10.9M* |
| Insider Holdings *(est.)* | *~1%* |
| Market Cap | *~$12.4M* |
| Employees | *~130* |
| Revenue *(mrq)* | *$2.8M* |
| Operating Loss from Cont. Ops. *(mrq)* | *$4.3M* |

| *($000's omitted)* | ***1st Quarter 2018*** *(reported)* | ***Pro Forma Adjustments*** *(Unaudited)* | ***Pro Forma 1st Quarter 2018*** [2] *(Unaudited)* |
|---|---|---|---|
| Cash | *$303* | *$4,371* | *$4,674* |
| Convertible Debt, net[3] | *$1* | *$1,280* | *$1,281* |
| Stockholders Equity | *$3,352* | *$3,091* | *$6,443* |

## Company Update

- Awarded the worldwide license to manufacture POWERHOUSE™ through 2034
- UL process underway for next generation POWERHOUSE™ 3.0; anticipating certification during the September 2018
- Written POWERHOUSE™ reservations currently exceed $28M in potential annual revenue
- Well-positioned to take advantage of continuing government mandates for solar on new homes

**Focused on Commercializing POWERHOUSE™ 3.0**

Data source: Nasdaq.net and Company. (mrq) – most recent quarter as of March 31, 2018. 1) As of May 21, 2018. 2) The pro forma results present the company's balance sheet as if the net proceeds of the ~$4.4 million raised on April 6, 2018 was completed on March 31, 2018. 3) Preliminary estimated value of convertible notes, net of transaction costs and debt discount for common stock warrants issued.
POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

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NASDAQ: RGSE Why POWERHOUSE™ 3.0 5 The next generation POWERHOUSE™ 3.0 engineered to significantly reduce price • Strategic Decision – use traditional Silicon Solar Cells instead of CIGS • This Decision requires us to obtain UL certification for POWERHOUSE™ 3.0 POWERHOUSE™ 3.0 POWERHOUSE™ 2.0 Solar Cells: Half Cut Mono - PERC Silicon Copper Indium Gallium Selenide (“CIGS”) Energy Production: 55 - 65 watt 32 - 40 watt POWERHOUSE™ Cost: Engineered to Capture the Market POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Annual U.S. Addressable Market for POWERHOUSE™ 7 million annual U.S. new residential construction and reroofs California’s new solar mandate requires almost all new homes, condos and apartment buildings be equipped with solar power beginning in 2020 Capturing 1% of the addressable U.S. market for POWERHOUSE™ - more than $1 Billion in revenue 6 Demand Our Customer Addressable Annual Market 1% Market Penetration Average System Size (kW) Average Price per POWERHOUSE™ Kit 4 Hypothetical Future Annual Revenue Reroof – Age 1 Local Roofer ~4,400,000 44,000 6.3 $17,700 $778,800,000 Reroof – Insurance Claims 2 Local Roofer ~1,400,000 14,000 6.3 17,700 247,800,000 New Homebuilder 3 Homebuilders ~1,300,000 13,000 4.0 11,200 145,600,000 Total: ~7,100,000 71,000 $1,172,200,000 1) Q3 2017 US Bureau Estimated of total US housing units divided by 20 year average roof life, 2) ISO 2011 to 2015 Homeowner Los ses Ranked by Claim Frequency, 3) US Census Bureau – Monthly New Residential Construction, April 2018), 4) POWERHOUSE™ kit includes shingles, inverter, monitoring and non - electrical balance - of - system. POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

# Why we are focused on commercializing POWERHOUSE™

RGS RETHINK YOUR ROOF
NASDAQ: RGSE

## Hypothetical Net Income & EPS based on Market Share of U.S. Addressable Market



Hypothetical Net Income
Hypothetical EPS
$87.8M
$40.9M
$17.4M
$0.46
$1.07
$2.30
One Quarter of One Percent
One Half of One Percent
A Full One Percent

*Hypothetical examples of earnings per share at varying degrees of future market share in succeeding years, ranging from a low of one-quarter of one percent of the addressable market to a full one percent of the addressable market*

| ***U.S. Addressable Market Share*** | **One Quarter of One Percent** | **One Half of One Percent** | **A Full One Percent** |
|---|---|---|---|
| Projected POWERHOUSE annual revenue | $250,000,000 | $500,000,000 | $1,000,000,000 |
| Hypothetical gross profit percentage | 20% | 20% | 20% |
| POWERHOUSE Gross profit | 50,000,000 | 100,000,000 | 200,000,000 |
| POWERHOUSE Division expenses (5% of revenue) | (12,500,000) | (25,000,000) | (50,000,000) |
| POWERHOUSE license fee (2.5% of revenue) | (6,250,000) | (12,500,000) | (25,000,000) |
| Contribution from Traditional Solar Operations | 0 | 0 | 0 |
| Corporate expenses (current run rate) | (8,000,000) | (8,000,000) | (8,000,000) |
| Pre-tax income | 23,250,000 | 54,500,000 | 117,000,000 |
| Taxes @ 25% | (5,812,500) | (13,625,000) | (29,250,000) |
| Hypothetical net income | $17,437,500 | $40,875,000 | $87,750,000 |
| ***Hypothetical Shares Outstanding:*** | | | |
| Shares outstanding | 10,977,258 | 10,977,258 | 10,977,258 |
| Convertible Note financing | 8,500,000 | 8,500,000 | 8,500,000 |
| Common stock warrants | 17,355,616 | 17,355,616 | 17,355,616 |
| Employee stock options | 1,300,000 | 1,300,000 | 1,300,000 |
| Full diluted shares outstanding | 38,132,874 | 38,132,874 | 38,132,874 |
| Hypothetical EPS | $0.46 | $1.07 | $2.30 |
| ***Hypothetical Cash from exercise of common stock warrants:**** | $30,400,000 | $30,400,000 | $30,400,000 |

**Hypothetical if all investors elect cash exercise following an increase in RGS stock price; the majority of warrants have exercise prices at or below $3.10 per share.*

*POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license*

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NASDAQ: RGSE How we are going to Commercialize POWERHOUSE™ 8 Manufacturing B2B Sales & Distribution POWERHOUSE™ Dealers Sell, install with workmanship warranty Homeowner Homebuilders & Local Roofers American and International ( tbd ) Brand Awareness Call center, TV, Trade shows, etc. RGS trains Dealers to install RGS revenue is recognized at shipping of POWERHOUSE™ POWERHOUSE™ is designed and assembled in the USA RGS sells to POWERHOUSE™ Dealers (Roofers and Homebuilders) POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Why Homeowners are going to want POWERHOUSE™ Multiple benefits: x Recoup their investment with future savings on electrical bills, which keep going up. x Investment tax credit and local incentives x Owning an energy efficient home that is good for the planet x Homes with solar power sell faster than equivalent homes without 1 x Homebuyers are even more interested when solar systems are pre - installed 1 Peace of mind: x POWERHOUSE™ uses technology developed by The Dow Chemical Company x There are already over 1,000 POWERHOUSE™ installations nationwide x RGS Product Warranty Monitor energy, environmental savings & carbon footprint with an Award Winning product 9 Based on a Massachusetts home assuming optimal roof orientation and pitch, free from shade. Estimated savings based on 25 years. Added home value based on study by Lawrence Berkeley National Laboratory, April 2011. *Savings include 5 - year SREC value 1) According to the National Renewable Energy Laboratory POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE 10 RGS 365™ award winning web portal and phone application available to POWERHOUSE™ Dealers and their customers RGS 365™ Customer Management Software POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Why POWERHOUSE™ Dealers Will Love POWERHOUSE™ 11 Most affordable solar shingle in the market Easy to install and cost can be blended with the general construction Aesthetically superior compared to traditional rack and mount Offers panel efficiency in - line with the majority of traditional solar panels Uses technology developed by a trusted brand, the Dow Chemical Company POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license Strong Competitive Advantages with a Product Having Unique Features & Benefits

NASDAQ: RGSE Why Homebuilders are going to want POWERHOUSE™ 12 POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE How We Will Manufacture POWERHOUSE™ 13 Solar photovoltaic insert & horseshoe connector Plastic for base plate Manufactures base plate, kit assembly & shipping Tier 1 solar cell and module manufacturer One of the US’ fastest growing multi - national thermoplastic resin distributors US - based manufacturing company Strong Manufacturing Partners POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE We now have a Moat around our Business The Dow Chemical Company holds numerous patents covering all components of the POWERHOUSE™ 3.0 solar shingles technology, all of which are now exclusively licensed to RGS until 2034. Not only in the U.S. but Australia, Canada, China, European Patent Office, France, Germany, Japan, Mexico, & The United Kingdom allowing for future international expansion. 14 Building integrated photovoltaics have high barriers to entry “The product or services that have wide, sustainable moats around them are the ones that deliver rewards to investors” – Warren Buffett POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Key Takeaways The solar future is POWERHOUSE™ • Exclusive worldwide licensee to manufacturer POWERHOUSE™ until 2034 • POWERHOUSE™ 3.0. will have attractive price point to customers Addressable market for POWERHOUSE™ is huge • Building integrated photovoltaics with high barriers to entry : “moats” • Opportunity to materially grow future income Solar Mandates in California in 2020 on all new homes; expect more to follow Manufacturing supply chain in place UL approval for POWERHOUSE™ 3.0 expected Q3 2018 15 POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Contact Us RGS Energy Headquarters 110 16 th Street, Suite 300 Denver, CO 80202 Company Contact Tyler Clarke Director, IR & Corp. Development Tel 303.222.8344 Investor Relations Contact Capital Market Access, LLC (CMA) Ron Both, Managing Partner Tel 949.432.7566 RGSE@cma.team 16 www.rgsenergy.com www.rgspowerhouse.com www.facebook.com/rgsenergy www.twitter.com/rgsenergy Disclaimer: Information on websites listed above is not incorporated by reference into this presentation.